Offerings - Offering: 1	Feb. 02, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Class A Ordinary shares, par value $0.00001 per share, reserved for issuance pursuant to the Webull Corporation 2026 Employee Share Purchase Plan
Amount Registered | shares	5,000,000
Proposed Maximum Offering Price per Unit	4.97
Maximum Aggregate Offering Price	$ 24,850,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 3,431.79
Offering Note	Represents ordinary shares issuable pursuant to the 2026 ESPP which shares consist of 5,000,000 Class A ordinary shares reserved and available for delivery under the 2026 ESPP pursuant to such plan’s terms and conditions.

Estimated for the purpose of calculating the registration fee in accordance with Rules 457(c) and 457(h) under the Securities Act, based on the average of the high and low prices of the Class A ordinary shares reported on Nasdaq on April 9, 2026, which was approximately $4.97 per share.